SUNAMERICA EQUITY FUNDS
                         SUNAMERICA FOCUSED SERIES, INC.

                        SUPPLEMENT DATED FEBRUARY 3, 2004

         TO PROSPECTUS OF SUNAMERICA EQUITY FUNDS DATED JANUARY 28, 2003


The only Fund available for purchase through this Prospectus dated January 28, 2003 is the SunAmerica Value Fund. References to all other Funds should be disregarded.

For information regarding the other Funds in this Prospectus, please see the Prospectus dated February 1, 2004 or contact AIG SunAmerica Fund Services, Inc. at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, by calling 800-858-8850, or by visiting our website at www.sunamericafunds.com.